Exhibit 10.1

Execution Version

FIRST AMENDMENT AND SECOND JOINDER AGREEMENT

FIRST AMENDMENT AND SECOND JOINDER AGREEMENT, dated as of December 28, 2017 (this “Agreement”), by and among the Lenders party hereto, the Borrower (as defined below), the Guarantors party hereto and Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent and Collateral Agent.  Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement referred to below.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 6, 2016 (as amended by that certain Joinder Agreement, dated as of September 6, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; and the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), among PRA Health Sciences, Inc. (“Holdings”), Pharmaceutical Research Associates, Inc. (the “Borrower”), the lenders, other financial institutions or entities from time to time party thereto and Wells Fargo, as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Revolving Credit Commitments by, among other things, entering into one or more Joinder Agreements with Incremental Revolving Loan Lenders;

WHEREAS, the Borrower has requested that the lenders set forth on Schedule A annexed hereto provide New Revolving Credit Commitments (the “New Revolving Credit Commitments”), in an aggregate amount of $100,000,000, on terms identical to the those applicable to the existing Revolving Credit Facility under the Amended Credit Agreement;

WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended to (i) provide for a new tranche of Replacement Term Loans (the “First Amendment Replacement Term Loans”) denominated in Dollars in an aggregate amount of $601,562,500, the proceeds of which will be used to refinance and replace in full the aggregate principal amount of all Initial Term Loans outstanding immediately prior to the effectiveness of this Agreement (the “Existing Initial Term Loans”), and which Replacement Term Loans shall have the same terms (other than to the extent expressly provided in this Agreement) under the Credit Documents (as amended by this Agreement) as the Existing Initial Term Loans and (ii) make certain other changes as described herein;

WHEREAS, each Lender that executes and delivers a consent to this Agreement in the form of the “Lender Consent” attached hereto as Annex I to this Agreement (the “Lender Consent”) will be deemed to have irrevocably agreed and consented to the terms of this Agreement and the Amended Credit Agreement;

WHEREAS, each Initial Term Loan Lender that executes and delivers a Lender Consent will be deemed (i) to have irrevocably agreed and consented to the terms of this Agreement and the Amended Credit Agreement and (ii) if so elected by such Initial Term Loan Lender (an “Exchanging Term Lender”), (A) to have irrevocably agreed to exchange (as defined below) all (or such lesser amount as notified to such Initial Term Loan Lender by the Administrative Agent prior to the Amendment Effective Date (such amount, the “Allocated Amount”)) of its Existing Initial Term Loans (all Existing Initial Term Loans so exchanged, the “Exchanged Term Loans”) on the Amendment Effective Date (as defined below) for First Amendment Replacement Term Loans in an equal principal amount and (B) upon the Amendment

Effective Date, to have exchanged the Allocated Amount of its Existing Initial Term Loans with First Amendment Replacement Term Loans in an equal principal amount;

WHEREAS, each Person that executes and delivers a signature page to this Agreement in the capacity of an “Additional Term Lender” (each, an “Additional Term Lender” and all Additional Term Lenders, together with all Exchanging Term Lenders, collectively, the “First Amendment Term Lenders”) will be deemed to have irrevocably (i) agreed to the terms of this Agreement and the Amended Credit Agreement and (ii) committed to make the First Amendment Replacement Term Loans to the Borrower on the Amendment Effective Date in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as additional term loans (the “Additional Term Loans”)), and upon the Amendment Effective Date, shall make such Additional Term Loans to the Borrower;

WHEREAS, to accomplish the foregoing, (i) the Borrower and the Administrative Agent (on behalf of itself and on behalf of the Lenders that have executed a Lender Consent, including the Exchanging Term Lenders and the New Revolving Credit Lenders) and the Additional Term Lenders whose signature pages appear below, are willing to amend the Credit Agreement as set forth below, (ii) the Exchanging Term Lenders are willing to exchange the Allocated Amount of their Existing Initial Term Loans with First Amendment Replacement Term Loans and (iii) the Additional Term Lenders are willing to replace in full all Existing Initial Term Loans other than Exchanged Term Loans with Additional Term Loans on the Amendment Effective Date; and

WHEREAS, Wells Fargo Securities, LLC (“Wells Fargo Securities”) has agreed to act as a lead arranger and sole bookrunner, and each of PNC Capital Markets LLC (“PNC”), SunTrust Robinson Humphrey, Inc. (“STRH”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., a member of MUFG, a global financial group (“MUFG”), TD Bank N.A. (“TD”), Citizens Bank, N.A. (“Citizens”) and KKR Capital Markets LLC (“KKR”, and together with Wells Fargo Securities, PNC, STRH, MUFG, TD and Citizens, the “Amendment Arrangers”) has agreed to act as a lead arranger in connection with the New Revolving Credit Commitments, the First Amendment Replacement Term Loans and this Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENTS:

1.                                      New Revolving Credit Commitments.

(a)                                 Each New Revolving Loan Lender party hereto hereby agrees to commit to provide its respective Incremental Revolving Credit Commitment, as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.

(b)                                 Each New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other New Revolving Loan Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as an Incremental Revolving Loan Lender.

(c)                                  The New Revolving Credit Commitments shall constitute an increase to the Revolving Credit Commitments under the Revolving Credit Facility outstanding under the Credit Agreement immediately prior to the Amendment Effective Date.  Each New Revolving Loan Lender acknowledges and agrees (i) pursuant to Section 2.14(b) of the Credit Agreement, to purchase from each of the existing Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Loans shall be held by existing Revolving Credit Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such New Revolving Credit Commitments to the Revolving Credit Commitments,(ii) that upon the Amendment Effective Date, each New Revolving Loan Lender will automatically acquire from each of the existing Revolving Credit Lenders L/C Participations in respect of existing Letters of Credit and participations in any outstanding Swingline Loans as shall be necessary in order that, after giving effect to all such acquisitions, the L/C Participations and Swingline Exposure shall be held by existing Revolving Credit Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such New Revolving Credit Commitments to the Revolving Credit Commitments, and (iii) that upon its execution of this Agreement and the making of Incremental Revolving Loans that such New Revolving Loan Lender shall become a “Lender” and “Revolving Credit Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(d)                                 Except as set forth in this Agreement, the New Revolving Loans shall otherwise be subject to all such provisions of the Credit Agreement and the other Credit Documents applicable to Initial Revolving Credit Loans, as amended by this Agreement.

2.                                      Replacement Term Loans.

(a)                                 Subject to the terms and conditions set forth herein and pursuant to Section 13.1 of the Credit Agreement, (i) each Exchanging Term Lender (by executing a Lender Consent) irrevocably (A) agrees to the terms of this Agreement and the Amended Credit Agreement and (B) agrees to exchange (as set forth on its Lender Consent) the Allocated Amount of its Existing Initial Term Loans with the First Amendment Replacement Term Loans in an equal principal amount, and upon the Amendment Effective Date, shall exchange (as set forth on its Lender Consent) the outstanding aggregate amount of its Existing Initial Term Loans with the First Amendment Replacement Term Loans in an equal principal amount and (ii) each Additional Term Lender irrevocably (A) agrees to the terms of this Agreement and the Amended Credit Agreement and (B) commits to make Additional Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans), and upon the Amendment Effective Date, shall refinance and replace the Existing Initial Term Loans, other than Exchanged Term Loans, with such Additional Terms Loans.  Each Additional Term Lender further acknowledges and agrees that, as of the Amendment Effective Date, it shall be a “Lender”, an “Initial Term Lender” and a “Term Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.  For purposes of this Agreement, “exchange” shall mean convert and continue. For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Existing Initial Term Loans of the Exchanging Term Lenders will be converted into and continued as First Amendment Replacement Term Loans and such Exchanged Term Loans shall be on the same terms (other than to the extent expressly provided in this Agreement) under the Credit Documents as such Existing Initial Term Loans.

(b)                                 On the Amendment Effective Date, the proceeds of all Additional Term Loans, if any, shall be used to refinance in full all Existing Initial Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein.  The commitments of the Additional Term Lenders and the undertakings of the Exchanging Term Lenders are several and no such Lender will be responsible for any other Lender’s failure to make, acquire or exchange the First Amendment Replacement Term Loans.  On the Amendment Effective Date, the aggregate principal amount of the First Amendment Replacement Term Loans shall be $601,562,500.  Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Agreement and the Amended Credit Agreement.  Each of the parties hereto acknowledges and agrees that from and after the Amendment Effective Date, the First Amendment Replacement Term Loans shall constitute “Initial Term Loans”, “Term Loans” and “Loans” under and for all purposes of the Amended Credit Agreement.

(c)                                  Each Exchanging Term Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 2.11 of the Credit Agreement with respect to the exchange of its Exchanged Term Loans with the First Amendment Replacement Term Loans on a date other than the last day of the Interest Period relating to such Exchanged Term Loans.

(d)                                 The First Amendment Replacement Term Loans shall initially be LIBOR Loans with an Interest Period commencing on the Amendment Effective Date and ending on the date specified by the Borrower in the applicable Notice of Borrowing delivered by it pursuant to Section 4(c)(iv) below.  Such Notice of Borrowing shall be delivered not later than 11 a.m. (New York City time), three (3) Business Days prior to the date of the Borrowing of the First Amendment Replacement Term Loans (unless a shorter period is agreed by the Administrative Agent), in accordance with the provisions of Section 2.3 of the Credit Agreement.

3.                                      Amendments to Credit Agreement.

The Borrower and the Administrative Agent (on behalf of itself and on behalf of Lenders that have executed Lender Consents and the Exchanging Term Lenders) and the Additional Term Lenders whose signatures appear below agree that the Credit Agreement shall be amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms in proper alphabetical order:

“First Amendment” shall mean the First Amendment and Second Joinder Agreement, dated as of December 28, 2017, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall mean December 28, 2017.

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined term therein in its entirety as follows:

“Initial Term Loan” shall mean (a) prior to the First Amendment Effective Date, a term loan made by a Term Lender pursuant to Section 2.1(a) of the Credit Agreement (as defined in the First Amendment) and (b) on or after the First Amendment Effective Date, the First Amendment Replacement Term Loans (as defined in the First Amendment) made pursuant to and in accordance with the First Amendment on the First Amendment Effective Date.

(c)                                  The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by deleting the table set forth in clause (ii) thereof and replacing it with the following:

Pricing Level	Consolidated Total Debt to Consolidated EBITDA Ratio	Letter of Credit Fees	ABR Rate Initial Revolving Credit Loans and Initial Term Loans	Adjusted LIBOR Rate Initial Revolving Credit Loans and Initial Term Loans
I	> 3.75x	2.00%	1.00%	2.00%
II	< 3.75x but > 3.00x	1.75%	0.75%	1.75%
III	< 3.00x but > 2.25x	1.50%	0.50%	1.50%
IV	< 2.25x but > 1.50x	1.25%	0.25%	1.25%
V	< 1.50x	1.00%	0.00%	1.00%

(d)                                 The definition of “Maximum Incremental Facilities Amount” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (c) thereof in its entirety as follows:

“(c) the sum of (i) the aggregate principal amount of New Loan Commitments incurred pursuant to Section 2.14(a) in reliance on clause (a) of this definition after the First Amendment Effective Date and prior to such date (or, for purposes of calculating any amounts referred to clause (ii), after the First Amendment Effective Date and on or prior to such date) and (ii) the aggregate principal amount of Permitted Other Indebtedness issued or incurred (including any unused commitments obtained) pursuant to Section 10.1(w)(i) in reliance on clause (a) of this definition after the First Amendment Effective Date and prior to such date (or, for purposes of calculating any amounts referred to in clause (i), after the First Amendment Effective Date and on or prior to such date) and (without duplication) any Refinancing of any such amount issued or incurred (including any unused commitments obtained) pursuant to Section 10.1(w)(i) in reliance on clause (a) of this definition pursuant to Section 10.1(w)(ii)”.

(e)                                  The definition of “Permitted Investment” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (u), (ii) deleting the “.” at the end of clause (v) and replacing it with “; and”, and (iii) adding the following new clause (w) at the end thereof:

“(w) Investments in Pharm Research Associates (UK) Ltd., to the extent such Investments constitute contributions of Intellectual Property owned by Symphony Health Solutions Corporation as of the date on which Symphony Health Solutions Corporation was initially acquired by the Borrower.”

(f)                                   Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)         On the Closing Date, the Initial Term Lenders made Existing Initial Term Loans (as defined in the First Amendment) to the Borrower in the original aggregate principal amount of $625,000,000.  Subject to the terms and conditions set forth in the First Amendment, the First Amendment Term Lenders (as defined in the First Amendment) agree, severally and not jointly, to make the First Amendment Replacement Term Loans (as defined in the First Amendment) to the Borrower on the First Amendment Effective Date.  The Term Loans (i) may at the option of the Borrower be incurred and maintained as, and/or converted into, ABR Loans or LIBOR Loans; provided that all Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type, (ii) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid, may not be reborrowed, and (iii) shall not exceed in the aggregate the Total Initial Term Loan Commitments.  On the Initial Term Loan Maturity Date, all then unpaid Initial Term Loans shall be repaid in full in Dollars.”

(g)                                  Section 2.5 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

Term Loan Repayment Date	Term Loan Repayment Amount
December 31, 2017	$3,759,765.63
March 31, 2018	$3,759,765.63
June 30, 2018	$3,759,765.63
September 30, 2018	$3,759,765.63
December 31, 2018	$3,759,765.63
March 31, 2019	$3,759,765.63
June 30, 2019	$3,759,765.63
September 30, 2019	$3,759,765.63
December 31, 2019	$3,759,765.63
March 31, 2020	$3,759,765.63
June 30, 2020	$3,759,765.63
September 30, 2020	$3,759,765.63
December 31, 2020	$3,759,765.63
March 31, 2021	$3,759,765.63
June 30, 2021	$3,759,765.63
September 30, 2021	$3,759,765.63
Initial Term Loan Maturity Date	Remaining outstanding amounts

(h)                                 Section 2.14(a) of the Credit Agreement is hereby amended by amending and restating the parenthetical at the end of the first sentence thereof in its entirety as follows:

“(or such lesser amount as (x) may be approved by the Administrative Agent or (y) shall constitute the difference between the Maximum Incremental Facilities Amount and all such New Loan Commitments obtained after the First Amendment Effective Date and on or prior to such date)”.

(i)                                     For the avoidance of doubt, the parties hereto agree that as of the Amendment Effective Date, the amount available pursuant to clause (a)(i) of the definition of “Maximum Incremental Facilities Amount” for the incurrence of New Loan Commitments pursuant to Section 2.14 of the Amended Credit Agreement or the incurrence of Indebtedness under Section 10.1(w) of the Amended Credit Agreement is $275,000,000.

4.                                      Conditions to Effectiveness of this Agreement.  This Agreement, the obligation of each New Revolving Credit Lender to make its respective Commitment hereunder, and the obligation of each First Amendment Term Lender to provide First Amendment Replacement Term Loans, will become effective on the date (the “Amendment Effective Date”) on which each of the following conditions are satisfied:

(a)                                 The Administrative Agent shall have received, immediately prior to or concurrently with the Amendment Effective Date, a counterpart of this Agreement, executed and delivered by a duly Authorized Officer of the Borrower, Holdings, the other Guarantors, the Required Lenders, all First Amendment Term Lenders, each New Revolving Loan Lender and each existing Revolving Loan Lender.

(b)                                 The Administrative Agent (or its counsel) shall have received the executed legal opinions, in customary form, of (i) Simpson Thacher & Bartlett LLP, special New York, Delaware and California counsel to the Credit Parties and (ii) McGuireWoods LLP, special Virginia counsel to the Credit Parties.  Holdings and the Borrower hereby instruct and agree to instruct the other Credit Parties to have such counsel deliver such legal opinions.

(c)                                  The Administrative Agent shall have received each of the following, each properly executed by an authorized officer of the applicable signing Credit Party, dated as of the Amendment Effective Date:

(i)                                     a certificate of each Credit Party with appropriate insertions, executed by two Authorized Officers (which for this purpose may include one of the Secretary or Assistant Secretary) of each such Credit Party and attaching the following documents:

(A)                               a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, general partner or other managers of each Credit Party (or a duly authorized committee thereof) authorizing, among other matters, (A) the execution, delivery and performance of this Agreement and the other documents required to be delivered hereunder and (B) in the case of the Borrower, the extensions of credit contemplated hereunder;

(B)                               the Certificate or Articles of Incorporation and By-Laws, Certificate of Formation and Operating Agreement, Certificate of Limited Partnership

and Partnership Agreement or other comparable organizational documents, as applicable, of each Credit Party;

(C)                               a certificate of good standing from the applicable secretary of state of the state of incorporation or formation of each Credit Party; and

(D)                               the signatures and incumbency certificates of the Authorized Officers of each Certificate Party executing this Joinder Agreement and/or the other documents required to be delivered hereunder;

(ii)                                  a certificate executed by an Authorized Officer of the Borrower certifying that (i) no Event of Default exists on the date hereof before or after giving effect to the transactions contemplated hereby, including the establishment of the New Revolving Credit Commitments and the making of the First Amendment Replacement Term Loans, and (ii) as to the matters set forth in Section 5(d) of this Agreement;

(iii)                               a solvency certificate certified by a senior authorized financial officer of the Borrower to the effect that after giving effect to the consummation of the transactions contemplated by this Agreement, the Borrower on a consolidated basis with its Restricted Subsidiaries is Solvent; and

(iv)                              a Notice of Borrowing in accordance with Section 7.2 of the Credit Agreement completed and signed by an Authorized Officer of the Borrower

(d)                                 The Amendment Arrangers shall have received all fees and other amounts (including legal fees and expenses) and other compensation due and payable on or prior to the Amendment Effective Date to the extent invoiced at least three (3) Business Days prior to the Amendment Effective Date.

(e)                                  The Borrower shall have, concurrently with the exchange of Exchanged Term Loans with the Replacement Term Loans and the making of the Additional Term Loans, if any, paid to all Term Lenders holding Existing Initial Term Loans immediately prior to the Amendment Effective Date that are not party to this Agreement, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Term Lenders under the Credit Documents (prior to the effectiveness of this Agreement) and of which the Borrower has been notified.

(f)                                   The Administrative Agent and the Amendment Arrangers shall have received at least three Business Days prior to the Amendment Effective Date such documentation and information as is reasonably requested in writing at least ten calendar days prior to the Amendment Effective Date by the Administrative Agent or the Amendment Arrangers about the Credit Parties to the extent required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

5.                                      Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, the Borrower and each Guarantor represents and warrants to each of the Lenders and the Administrative Agent, as of the Amendment Effective Date:

(a)                                 each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(b)                                 each Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(c)                                  neither the execution, delivery or performance by any Credit Party of this Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Permitted Liens) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by laws, articles or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.

(d)                                 The representations and warranties set forth in Section 8 of the Amended Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the Amendment Effective Date, with the same force and effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to a given date or period, in which case such representations and warranties were true and correct in all material respects on an as of such date or period; provided that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects as of such respective dates.

6.                                      Notice.  For purposes of the Credit Agreement, the initial notice address of each New Revolving Loan Lender and Additional Term Lender shall be as separately identified to the Administrative Agent.

7.                                      Assignees. The Borrower hereby consents to any assignments made by Wells Fargo or any affiliate thereof to the Persons included in the list of allocations separately provided to the Borrower (or any Approved Funds or Affiliate of such Persons) in connection with the primary syndication of the First Amendment Replacement Term Loans.

8.                                      Tax Forms.  For each relevant New Revolving Loan Lender or Additional Term Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Revolving Loan Lender and Additional Term Lender may be required to deliver to the Administrative Agent pursuant to Section 5.4(e) of the Credit Agreement.

9.                                      Recordation of the New Revolving Credit Loans and First Amendment Replacement Term Loans.  Upon execution and delivery hereof, the Administrative Agent will record the Term Loans and/or Incremental Revolving Loans, as the case may be, made by each applicable Lender in the Register.

10.                               Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

11.                               Entire Agreement.  This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

12.                               GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

13.                               Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

14.                               Counterparts.  This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

15.                               WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

16.                               Credit Document.  On and after the Amendment Effective Date, this Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 10 above).

17.                               Effect of Agreement. Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party (i) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations and (ii) reaffirms its obligations under the Credit Documents to which it is party and the validity of the guarantees and Liens granted by it pursuant to the Guarantee and the Security Documents. Each Credit Party hereby confirms that each Credit Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Credit Party now or hereafter existing. From and after the Amendment Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Agreement. Each of the Credit Parties hereby consents to this Agreement and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement as modified hereby.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first set forth above.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Jordan Harris
	Name:	Jordan Harris
	Title:	Director

PHARMACEUTICAL RESEARCH ASSOCIATES, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PRA HOLDINGS, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PRA INTERNATIONAL, LLC

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PRA HEALTH HOLDCO, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PRA HEALTH SCIENCES, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PRA HEALTH EARLY DEVELOPMENT RESEARCH, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

CRI NEWCO, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

CRI WORLDWIDE, LLC

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

RPS GLOBAL HOLDINGS, LLC

By: PRA Holdings, Inc., its Sole Member

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

RPS PARENT HOLDING LLC

By: RPS Global Holdings, LLC, its Sole Member

By: PRA Holdings, Inc., its Sole Member

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

ROY RPS HOLDINGS LLC

By: RPS Parent Holding LLC, its Sole Member

By: RPS Global Holdings, LLC, its Sole Member

By: PRA Holdings, Inc., its Sole Member

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

RESEARCH PHARMACEUTICAL SERVICES, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

NEXTRIALS, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

CLINSTAR, LLC

By: Pharmaceutical Research Associates, Inc., its Sole Member

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PHARMACEUTICAL RESEARCH ASSOCIATES EASTERN EUROPE, LLC

By: ClinStar, LLC, its Sole Member

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PHARMACEUTICAL RESEARCH ASSOCIATES CIS, LLC

By: Pharmaceutical Research Associates Eastern Europe, LLC, its Sole Member

By: ClinStar, LLC, its Sole Member

By: Pharmaceutical Research Associates, Inc., its Sole Member

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

LIFETREE CLINICAL RESEARCH, L.C.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

CRI INTERNATIONAL, LLC

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

SYMPHONY HEALTH SOLUTIONS CORPORATION

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

SOURCE HEALTHCARE ANALYTICS, LLC

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

PARALLEL 6, INC.

By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	SVP, Accounting, Corporate Controller and Assistant Treasurer

SCHEDULE A
TO FIRST AMENDMENT AND SECOND JOINDER AGREEMENT

Name of New Revolving Loan Lender	Type of Commitment	Commitment Amount
Wells Fargo Bank, National Association	Incremental Revolving Credit Commitment	$15,000,000.00
PNC Bank, National Association	Incremental Revolving Credit Commitment	$12,500,000.00
SunTrust Bank	Incremental Revolving Credit Commitment	$12,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Incremental Revolving Credit Commitment	$12,500,000.00
TD Bank, N.A.	Incremental Revolving Credit Commitment	$12,500,000.00
Sumitomo Mitsui Banking Corporation	Incremental Revolving Credit Commitment	$10,000,000.00
Bank of America, N.A.	Incremental Revolving Credit Commitment	$12,500,000.00
Compass Bank	Incremental Revolving Credit Commitment	$7,500,000.00
Capital Bank Corporation, a division of First Tennessee Bank National Association	Incremental Revolving Credit Commitment	$5,000,000.00
	Total:	$100,000,000

ANNEX I

LENDER CONSENT

[To be attached]